                  Annual Report
                  FOR THE YEAR ENDED DECEMBER 31, 1997

                  MMA Praxis
                  Mutual Funds

                  INTERMEDIATE INCOME FUND
                  GROWTH FUND
                  INTERNATIONAL FUND





                  [LOGO OF MMA PRAXIS APPEARS HERE]

                                                                        Message
                                                                           From
                                                                            The
                                                                      President






Dear Shareholders:

When it comes to investing, there's not much we like more than raging bull markets. Conversely, there is not much we like less than the volatility that inevitably follows them.

In light of the fact that we've enjoyed several years worth of virtually uninterrupted returns, it's a pretty good bet that the markets are due for some volatility. A lot of it, perhaps, since the financial markets are driven by human emotions and often go to incredible extremes. It's also safe to assume that when the markets do exhibit wide price swings, the "flight reflex" will seem nearly irresistible for many folks, even for some who consider themselves to be long-term investors.

In fact, no one knows what mutual fund investors in particular will do in the face of a serious, prolonged market decline. Here's a rather remarkable statistic: 90 percent of all mutual fund assets have been invested since the bottom of the last bear market in 1990. Thus, nobody knows how these shareholders will react, although one can safely presume that many will flee the markets.

If investors take flight, it truly will be unfortunate, because volatility is a basic component of the great investment dynamic. The occasional sell-off, unpleasant as it might be, is simply part of the market's natural cycle. Down markets are painful, for sure, but as investors we must stick to our objectives. We must not let our short-term anxieties deter us from our long-term investment plans.

HIGHLIGHTS OF THE PREVIOUS 12 MONTHS

Fund performance. For the calendar year 1997, MMA Praxis Growth Fund returned
29.15 percent.* MMA Praxis Intermediate Income Fund generated a total return of 7.60 percent.* Since inception (April 1, 1997), the MMA Praxis International Fund outperformed its benchmark by more than 300 basis points. Please read carefully the comments of the three portfolio managers for further insights about fund performance and investment strategy.

Keith Yoder recognized as one of the top 100 mutual fund managers. Keith Yoder, portfolio manager of MMA Praxis Growth Fund, was named one of the top 100 mutual fund managers by Barron's magazine.** Barron's sought "men and women with the demonstrated record of outperforming their peers, year after year, without taking undue risk." We're proud of this recognition and salute Keith and his research analyst John Mark Nussbaum for their outstanding performance.

Morningstar 4-Star Rating for MMA Praxis Growth Fund.*** The growth fund has preserved its 4-star rating. The fund was rated among 2,332 domestic equity funds for the three-year period ended December 31, 1997.

Socially Responsible Investing (SRI). For the first time ever, more than $1 trillion in assets are under management in the U.S. in socially and environmentally responsible portfolios, according to a study recently released by the non-profit Social Investment Forum. The total volume of all responsibly invested assets climbed in the 1995-1997 period from $639 billion to $1.185 trillion--an increase of 85 percent!

-------
*This does not reflect the contingent deferred sales charge. Had the maximum
  4.00 percent CDSC charge been applicable, the return would have been 25.15 percent for the MMA Praxis Growth Fund and 3.60 percent for the MMA Praxis Intermediate Income Fund.

**From "Simply the Best," Barron's, July 21, 1997, pp. 31-40. Based on performance as of 6/30/97. Sector, index, country and bond funds, managed funds and managers with less than 3 years at current fund not included. Positive numbers cite better-than-average managers, as compared to those at similar funds. Points added for stability, subtracted for volatility, given zero for average performance. The fund manager rated 2.9 and ranked 91. 9/97

***Morningstar is an independent provider of financial information.

                                                                        Message
                                                                           From
                                                                            The
                                                                    President--
                                                                      continued






What has fueled this rapid growth in assets managed according to social guidelines? Industry experts point to two catalysts stimulating growth: the impact of the anti-tobacco backlash, and a steadily growing investor appetite for socially responsible investment choices. With responsible investments currently accounting for about $1 out of every $10 under professional management in America it's clear that mainstream Americans want responsible investing options.****

When Nelson Mandela called for an end to economic sanctions against South Africa in late 1993, the main impetus behind the growth of socially responsible investing--opposition to apartheid--disappeared. Skeptics predicted that this event would be the demise of SRI. However, far from fading away, the movement has flourished. For those of us who see the connection between faith, ethics and investing, this is indeed gratifying.

Please be sure to read the update in this report from MMA's SRI research and advocacy coordinator, highlighting shareholder advocacy issues initiated by MMA Praxis Fund management.

THE IMPORTANCE OF LOW PORTFOLIO TURNOVER

Recent changes in Federal tax law have heightened the need to be a tax-conscious investor. For example, the lowering of the tax rate on long-term capital gains makes it more important than ever to understand the tax efficiency of your mutual funds. Stock funds with a "buy-and-hold" approach now have an even greater tax advantage over funds that tend to turn their holdings over within 12 months.

The MMA Praxis Growth Fund is more tax-efficient than the industry average. The growth fund recently reported an annualized portfolio turnover rate of approximately 53 percent compared to the industry average for all stock funds of 79 percent, as of 12/31/97.***** (A 100 percent turnover rate would mean that a fund replaced its entire investment portfolio each year.) All other factors being equal, funds with low turnover rates realize (and thus distribute) fewer taxable capital gains to shareholders than funds with high turnover rates. It is important to remember that all capital gains distributed by mutual funds are taxable to shareholders, unless the shareholders hold the funds in tax-deferred accounts.

This is one more reason to consider MMA Praxis Growth Fund as a core holding in your taxable mutual fund portfolio.

CONCLUSION

Going forward, we urge you to be reasonable in your investment performance expectations. Now, more than at any time over the last several years, it is important to take a long-term view. So, we ask that you carefully consider the shorter-term risks associated with your investments and make sure they truly fit your comfort level.

On behalf of MMA Praxis management and the entire support staff, thank you for your continued trust and confidence in MMA Praxis Mutual Funds.

Sincerely,

/s/ John L. Liechty
John L. Liechty, ChFC
President, MMA Praxis Mutual Funds

-------
****From "1997 Report on Responsible Investing Trends in the United States,"
    Social Investment Forum, pp. 1-3.
*****Source: Lipper Analytical Services, Inc.

MMA Praxis Mutual Funds

MMA PRAXIS INTERMEDIATE INCOME FUND

Interest rates were in a steady downward trend in the last six months of 1997. The yield on the 10-year Treasury fell from 6.49 percent to 5.74 percent between June 30 and December 31, which caused bond prices to rise.

The total return for the fund was 7.6 percent* for 1997. In comparison, the Lehman Corporate Intermediate Index was 8.36 percent. The Lipper Intermediate Investment Grade Average was up 8.47 percent.

The bulk of the underperformance of the fund against the Lehman Index occurred in the first eight months when the fund was underweighted in lower investment grade securities. The fund also was lagging the Lipper Intermediate Investment Grade average. This sparked a review of other funds in the same investment category. The major finding was that we were underperforming in a rally because our duration was too short. As a result, we repositioned our fund in August and September which gave us much better relative performance for the remainder of the year.


                           Intermediate Income Fund
                         Value of a $10,000 Investment

                          Average Annual Total Return
               --------------------------------------------------
                                              Since Inception
                   Date           1 Year          (1/4/94)
               --------------------------------------------------
                 12/31/97         7.60%             5.52%
                 12/31/97**       3.60%             5.09%

                                                  Lehman
                                               Corporation    Lehman
                                               Intermediate  Aggregate
                         CDSC        NO CDSC      Index        Index
                        ------       -------   ------------  ---------
           1/4/94       10,000       10,000       10,000       10,000
         12/31/94        9,590        9,590        9,591        9,708
          6/30/95       10,680       10,680       10,682       10,819
         12/31/95       11,260       11,260       11,267       11,502
          6/30/96       11,030       11,030       11,032       11,361
         12/31/96       11,510       11,510       11,517       11,918
          6/30/97       11,760       11,760       12,411       12,288
         12/31/97       12,190       12,390       13,057       13,072

         **Reflects Applicable Contingent Deferred Sales Charge

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a 4.00 percent contingent deferred sales charge, for the one year ended 12/31/97. The Lehman Corporate Intermediate Index is an unmanaged index, generally representative of the intermediate corporate bond market. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.

It is our intention to formally change benchmarks from the Lehman Corporate Intermediate Index to the Lehman Aggregate Index as of January 1, 1998. We believe this index is a better benchmark for three reasons. First, the composition of the index includes security types that we use such as government agencies and mortgage-backed securities. The Lehman Corporate Intermediate Index includes only corporate bonds. Second, the duration better reflects the nature of an intermediate fund. Finally, the quality distribution of the Lehman Aggregate Index is more representative of our investment style. We believe this change should allow a better comparison in the future relative to other intermediate bond funds.

We have restructured the portfolio to more closely reflect the characteristics of the Lehman Aggregate Index. We still have some adjustments to make that will take some time, but the portfolio is tracking much better now.

MMA Praxis Mutual Funds

The portfolio volatility (duration) is 4.7 percent versus 4.6 percent for the Lehman Aggregate. This means a one percent rise or fall in interest rates will cause the fund to rise or fall 4.7 percent.

The average bond quality remains a very strong Aa3.

In the social investment area, we added Michigan Consolidated Gas, Weyerhaeuser, Dean Foods, and IBM, all of which have good social profiles from a social ethics point of view.

Our outlook for 1998 is very clouded. Events in Asia have led to a "flight to quality" with Treasury bonds leading the way. We anticipate that the uncertainties surrounding Asia will continue for several more months. On the other hand, the market has already built in a one-quarter percent cut in the Fed funds rate, which we doubt will occur until the economy shows some clearer signs of slowing. If the Fed does not cut rates in the next few months, rates may back up moderately. As a result, we are keeping a neutral posture relative to our benchmark. We also are adding more government agency bonds to enhance our liquidity, allowing us to adjust to a market move in either direction more easily and to limit any risk of widening in yield spreads between corporate bonds and treasuries. We already have a very low exposure to refinancing risk since we are underweighted in mortgages that can be refinanced.

Delmar King, Investment Manager
MMA Praxis Intermediate Income Fund
-------
* This does not reflect the contingent deferred sales charge. Had the maximum
  4.00 percent CDSC charge been applicable the return would have been 3.60 percent.

MMA Praxis Mutual Funds

MMA PRAXIS GROWTH FUND

For the June 30, 1997, semiannual MMA Praxis Growth Fund report, we attempted to answer the question of whether the stock market could go higher. We wrote "yes, or at least until something happens." As it turns out, the stock market was able to reach new highs in the second half of 1997 and yes, something happened to change investors' perception of the stock market.

Major declines in the currencies and stock markets of southeast Asia sent shock waves to investors across the world. From August to the end of the year, the stock markets of Hong Kong, Singapore, Korea and Japan had losses of 19 percent,14 percent, 45 percent, and 15 percent respectively. The uncertainty of earnings for the U.S. companies stemming from the Asian problem is greater than any other event or trend we have seen in the past three years. Investors are cautious and nervous going into the new year. As Asian currencies deteriorate and social unrest becomes a bigger issue, the implications of the Asian crisis will become an even bigger concern for American companies. A number of big companies such as Oracle, Minnesota Mining & Manufacturing, Boeing, JP Morgan and 3-Com have already warned investors of weaker earnings in part because of Asia's turmoil. While potential damage to earnings is not easy to gauge, we can say there will be a negative impact.


                                  Growth Fund
                         Value of a $10,000 Investment

                          Average Annual Total Return
               --------------------------------------------------
                                              Since Inception
                   Date           1 Year          (1/4/94)
               --------------------------------------------------
                 12/31/97        29.15%            18.97%
                 12/31/97**      25.15%            18.67%


                         CDSC        NO CDSC     S&P 500     Domini 400
                        ------       -------   ------------  ----------
           1/4/94       10,000       10,000       10,000       10,000
         12/31/94       10,026       10,026       10,131       10,018
          6/30/95       11,968       11,968       12,177       12,141
         12/31/95       13,367       13,367       13,938       13,845
          6/30/96       14,025       14,025       15,345       15,220
         12/31/96       15,488       15,488       17,140       17,125
          6/30/97       17,992       17,992       20,664       20,868
         12/31/97       20,003       19,803       22,852       23,674

     **Reflects Applicable Contingent Deferred Sales Charge

     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a 4.00 percent contingent deferred sales charge, for the one year ended 12/31/97. The S&P 500 Index and the Domini 400 Social Index are unmanaged indexes, generally representative of the stock market and the socially responsible investment market, respectively. These indexes are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances and without waiver of fees, the total return would have been lower.

MARKET VOLATILITY AND PERFORMANCE

The events of the last few months have generated greater volatility than has been experienced for a number of years. On October 27, the Dow Jones Industrial Average declined 554 points or 7.2 percent for the day and earned the label "Bloody Monday." The large cap stock markets then recovered much of the declines in the following months.

MMA Praxis Mutual Funds

MMA Praxis Growth Fund performance was very good for the fourth quarter. According to Lipper Analytical Services, MMA Praxis Growth Fund was ranked 36th out of 700 growth and income funds for performance in the fourth quarter and 212th out of 624 for the year. The fund had a return of 4.9 percent* for the quarter--while the S&P 500 had a return of 2.9 percent--and a return of
29.15 percent* for the year. This return was better than the average growth and income fund return by 3.2 percent for the year, according to Lipper. Our stock strategy of identifying smaller companies with the consistent earnings growth that are undervalued worked extremely well in the fourth quarter.

STRATEGY FOR 1998

The most significant element of our current equity strategy is the absence of technology stocks. We currently have very little exposure to this sector of the stock market. During the last quarter, we sold most of the Hewlett Packard and Cisco Systems positions, which were our largest remaining technology holdings. By liquidating these positions, we have limited our exposure to Asia, as the technology sector of the market is most closely tied to the Pacific Rim economies. BankAmerica also was sold from the portfolio. There is currently concern for the quality of the loans in the southeast Asian region.

Given our concerns, we are concentrating on investing in companies that benefit from growth in the U.S. Several examples of steady growth companies that operate primarily in the U.S. include Williams and MCN in the natural gas pipeline sector, SBC in the telephone industry, and Duke Realty and AMB in the real estate investment trust sector. We also have emphasized medical device companies such as St. Jude Medical, Boston Scientific and Biomet, and pharmaceutical companies including Merck, Alza and Amgen. We have recently added Schlumberger and Petroleum Geo Services to the portfolio also. Schlumberger is a large oil service company that contracts with oil companies to provide drilling services. Petroleum Geo Services is an oil services company that provides seismic data for well drilling. We believe the oil drilling and services sector will do well for the next several years because worldwide demand for oil is increasing, as is the demand for drilling and related oil industry services.

1998 will be an exciting year and may be one of many surprises. We plan to remain flexible with an eye toward the upcoming corporate earnings reports. We have some concern regarding the earnings outlook for 1998. Not only will there be an earnings reduction from southeast Asia, but we believe profit margins will be pressured as the economy slows and productivity declines. The cost cutting by companies in recent years means that companies have increased their operating leverage, making them more vulnerable to slower sales and slower economic growth.

We do not expect stock returns in 1998 to match the fantastic returns we have seen in the past three years. However, I am looking forward to investing in the upcoming year with more excitement and anticipation than I have had for a long while. For all of us at the MMA Praxis Mutual Funds, we wish you a Happy New Year as we face these exciting markets together. Thank you for your support of MMA Praxis Mutual Funds.

Keith Yoder, CFA, Investment Manager
MMA Praxis Growth Fund
-------
* This does not reflect the contingent deferred sales charge. Had the maximum
  4.00 percent CDSC charge been applicable, the return would have been 1.05 percent for the quarter and 25.20 percent for the year.

MMA Praxis Mutual Funds

MMA PRAXIS INTERNATIONAL FUND

The MMA Praxis International Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE index by more than 300 basis points for the period April 1, 1997, to December 31, 1997. Your portfolio was up 6.40 percent,* whereas the EAFE benchmark was up 3.4 percent (with net dividends reinvested). The outperformance for this period was primarily due to the portfolio's significant overweight exposure to Continental European markets and its overall underweight exposure to Asian markets. In Europe, our overweight positions and stock selection in France, Italy and Spain added value. In Asia, an average underweight position for the period in Japan, as well as minimal exposure in Singapore and Malaysia helped relative performance. Our underweight exposure in the U.K. as well as poor stock selection in Hong Kong detracted from performance. In terms of emerging markets, the portfolio had modest positions in Mexico and Brazil, which added value to the portfolio's performance.


                              International Fund
                         Value of a $10,000 Investment

                          Average Annual Total Return
               --------------------------------------------------
                                              Since Inception
                   Date                           (4/1/97)
               --------------------------------------------------
                 12/31/97                          6.40%
                 12/31/97**                        2.40%


                                CDSC        NO CDSC     MSCI EAFE
                               ------       -------   ------------
                  1/4/94       10,000       10,000       10,000
                 6/30/97       11,501       11,501       11,300
                12/31/97       10,240       10,640       10,340

     **Reflects Applicable Contingent Deferred Sales Charge


     Past performance is not indicative of future results. The investment return and principal value will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. CDSC reflects a 4.00 percent contingent deferred sales charge. The MSCI EAFE Index is an unmanaged index, generally representative of international stocks. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the Fund's advisory or administrative fees. In such instances, and without waiver of fees, the total return would have been lower.

     International investing involves increased risk and volatility.

For the full year 1997, the MSCI EAFE index advanced 1.78 percent. This performance masks the divergence in performance of European and Asian stock markets. The MSCI Europe index advanced 23.8 percent while Japan declined 12.7 percent and MSCI Pacific ex-Japan declined 31.0 percent. European markets had a very strong 1997 because the earnings outlook was improving, interest rates continued their downward trend as EMU became more likely, inflation was modest and the flow of funds into equities from money market or bond funds continued to push these markets higher. Europe was also perceived by the markets as the "safe haven" with the least exposure to Asia. The strongest major markets in Europe were Italy 35.5 percent, Spain 25.4 percent, Switzerland 44.2 percent and Germany 24.6 percent (in U.S. dollar terms). Japan, on the other hand, suffered as it is viewed as the most exposed to the Asian contagion. Before Asia collapsed, its economy was already having a hard time growing due to tight fiscal

MMA Praxis Mutual Funds
policy initiated in late 1996. Japan will be forced to take the necessary steps to get its economy growing. The fact that we are hearing about bankruptcies in Japan is significant because they were never "allowed" in the past. The Japanese authorities have to embark on a massive fiscal stimulus program to restore positive economic growth and to ease the credit crunch currently underway. The crisis in Asia might force the Japanese to take the necessary and difficult steps to turning the economy around. The Asian markets started to unravel in July when the Thai baht was devalued. This resulted in a series of competitive devaluations around the region, causing shock waves in the respective stock markets. For the year, Hong Kong was down 23.3 percent, Singapore down 30.0 percent and Malaysia down 68.3 percent. The emerging markets in the Asia region were down even more. The MSCI emerging Asia index was down 49 percent, with Indonesia down 74.4 percent, Korea down 67.3 percent and Thailand down 74.3 percent.

OUTLOOK

The markets are consumed by the Asian crisis, so far only figuratively and not literally. However, we have reexamined our assumptions for earnings and growth for all markets, given the far-reaching implications of dramatic slowdown in Asian growth and near-term liquidity squeeze. We believe that the developed markets, including the U.S., are too sanguine and have yet to fully discount the repercussions. As discussed in previous comments, most companies have assessed the immediate impact of currency devaluations on near-term earnings and will do their best to reflect the impact in 1997 results. However, the second order impact of slower growth, continued bankruptcies and reorganizations, and further depreciation in currencies (as witnessed in the first days of January 1998) has yet to be fully appreciated. Given that the situation has not stabilized in several countries, we expect the fallout to become more apparent in the first and second quarters of 1998.

Market volatility presents new investment opportunities and risks, and we have used the volatility to reposition your portfolio to take advantage of these opportunities and to reduce risk. In the near term, the outlook for Europe in general is more favorable than that for Japan and the Pacific Rim. Interest rates are expected to converge toward a level sustainable for monetary union, which will mean lower rates for Italy, Spain, Sweden and the U.K. We foresee little impetus for higher rates as inflation is not expected to accelerate and real rates are already high in an historical context. This benign interest rate environment will underpin valuations in Europe. At the same time, corporate profits are expected to expand, albeit modestly, in several European countries including France, the U.K., Italy and Spain. We also expect European pension funds to increase allocations to equities, again providing underlying support for the markets.

Throughout the world, stock selection remains critical. We are searching for earnings growth derived from several sources: deregulation, restructuring, consolidation, and in time, Asia. Deregulation of industries is challenging companies to address keen competition in formerly cozy markets. We are investing in those companies that can thrive, not just survive, through proactive strategies and aggressive asset and financial management. For example, KPN in The Netherlands is confronting deregulation of the telecommunications industry with cost-cutting and strategic alliances, putting the company in position to compete aggressively in the European arena. Nomura Securities has a sound strategy for tackling the challenges of deregulation of the financial services industry in Japan.

Companies and industries continue to restructure and this process may accelerate in an uncertain environment. Companies in Europe have been delivering earnings growth through rationalizing operations and divesting unprofitable or ancillary businesses. For example, management at Suez Lyonnaise and Imperial Chemical Industries are transforming the companies to focus on the most promising and profitable businesses. Entire industries are consolidating around strong global players and, in many cases, the strong get stronger as lesser competitors drop out of the race. We expect acceleration in the consolidation process in the auto parts industry, with Valeo in a key position to benefit as a global leader.

MMA Praxis Mutual Funds

Real growth in excess of inflation may look modest relative to past periods, as inflation is expected to remain low. Companies that can create growth as a result of efficient investment and market share gains will be more highly valued by investors. Some examples include VNU, which is poised to capitalize on investment in marketing information systems in Europe, and Vodafone, which is beginning to see the returns from investment in cellular systems outside the U.K.

Finally, earnings growth may be a rare find in Asia for the next year, but it is not too early to be looking for investment opportunities. Although not easily foreseen at this time, the Asian markets will begin to discount improvement well before reported results confirm the turnaround. Clearly, there will be companies that will not only survive the Asian crisis but will emerge stronger than before. We are looking ahead, beyond near-term results, to ascertain the winners and losers in a more stable environment. We also are prepared to invest in companies doing business in Asia when the markets oversell these stocks. As an example, we believe Coca Cola Amatil is a compelling investment when investors panic out of the stock at unreasonably low prices, ones that represent good value for long-term investors.

In conclusion, we will avoid offering fearless (or foolish) predictions for 1998. While the markets demand dynamic decision-making, our philosophy and process remain constant. We continue to exploit inefficiencies in the markets and believe that 1998 will offer no less than 1997. A consistent analysis of top-down and bottom-up factors will not only uncover opportunities but also define risk, which should be key to realizing attractive returns and avoiding debacles in 1998.

Martina Oechsle
Oechsle International Advisors
-------
* This does not reflect the contingent deferred sales charge. Had the maximum
  4.00 percent CDSC charge been applicable, the return would have been 2.40 percent.
 International investing involves increased risk and volatility.

MMA Praxis Mutual Funds

MMA PRAXIS SOCIALLY RESPONSIBLE INVESTING UPDATE

INCREASING SOCIAL RETURN

Elsewhere in this annual report you have read about the work being done to increase the financial return on your MMA Praxis investments in 1997. This past year also marked the start of a significant new effort to increase the social return on those same investments. Our belief is that, in addition to providing financial gain for our shareholders, we are called to use our resources to actively pursue social gain that benefits our world as a whole. It's a commitment that is illustrated by our choice of names for our mutual funds: Praxis, meaning the joining of belief and action.

While having adhered to our own ethical investment guidelines since the company's beginnings, MMA launched this increased effort toward social responsibility and activism with the creation of a new staff position for SRI research and advocacy. It is our hope that this position will not only contribute to the quality of investment decisions our fund managers make, but also will expand our ability to help build a better world through advocacy activities in the corporate sector.

BUILDING OUR THREE-LEGGED STOOL

Many people in the socially responsible investing (SRI) industry look to the "three-legged stool" of SRI to help gauge a fund's depth and leadership potential. They look for 1) significant thought and activity around the topics of screened investments, 2) shareholder activism and 3) community development investing. Our new staff position in SRI research and advocacy builds on the work already being done in these areas, while providing for significant growth.

SCREENED INVESTMENTS. From their inception, MMA Praxis Mutual Funds have excluded certain companies whose business or mode of operation were considered objectionable. These "negative screens" have included issues of tobacco, gambling, alcohol, military contracting and others. MMA Praxis also has utilized "positive screens" that help seek out companies involved in life-enriching industries and with good records in areas such as employee relations, corporate giving, environmental performance and community involvement.

In the coming year we will work to deepen and broaden our screening techniques. We are increasing the amount of corporate research information we are receiving and will implement more sophisticated SRI investment policies and decision-making processes. We also intend to revisit the connection between our Anabaptist/Mennonite values and the investment/advocacy policies we hold. In support of these efforts, we are expanding our relationships with prominent SRI research providers such as Kinder, Lydenberg, Domini, & Co.; Council on Economic Priorities; Investor Responsibility Research Center and others.

SHAREHOLDER ACTIVISM. Since no company is completely "pure" in terms of corporate activity, it is through shareholder activism that we put our values most visibly into action. Our objective is to use our position as "owners" to help make companies better, thereby enhancing their long-term performance while benefitting the world, its people and environment. This activism can take place through the filing of shareholder resolutions that appear for vote on the company's annual proxy statement, or through formal or informal direct dialogue with the company. In the 1997-98 proxy season, MMA has co-sponsored resolutions with Hewlett Packard, Atlantic Richfield, May Department Stores and Deere & Company on issues ranging from environmental reporting to human rights standards to sweatshop monitoring. In addition, we have participated in formal dialogue with Chubb Corporation regarding community development investing, as well as an on-site visit and discussion with Johnson & Johnson representatives concerning wage policies for maquiladora laborers in Ciudad Juarez, Mexico.

MMA's efforts in shareholder activism are supported and expanded through our increased involvement with organizations such as the Interfaith Center for Corporate Responsibility, Social Investment Forum, the Coalition for Environmentally Responsible Economies and Business Leaders for Sensible Priorities.

MMA Praxis Mutual Funds

1997 also saw the proposal of significant rule changes at the Securities and Exchange Commission (SEC) that would have severely limited the rights of concerned shareholders to place resolutions on corporate proxy ballots, dramatically weakening one of our most effective tools for encouraging positive corporate change. We are happy to report, however, that due to the work of a broad-based coalition of investors (ranging from unions to religious institutions to municipal governments), the proposed rule changes have been almost completely reversed. MMA was an active participant in this coalition's defense of shareholder rights.

COMMUNITY DEVELOPMENT INVESTING. This area is the newest leg in our SRI "three legged stool." We have just begun to explore ways MMA Praxis Mutual Funds might use targeted investments to encourage economic growth and development in underserved parts of our country and world. And while community development investing is not completely new to MMA, for years we have informally supported this work through investments in the Community Reinvestment Fund and occasional private placements--and our goal is to make this activity a regular, structured part of our investing activities.

Screened investments, shareholder activism, community development investing-- these three activities form the backbone of our plan to increase the social return on MMA Praxis Mutual Funds. In the months and years ahead you will hear more about our work, on your behalf, to merge belief and action--to put feet on your funds as a sign of commitment to the concepts of stewardship we share.

Mark A. Regier
SRI Research and Advocacy Coordinator
MMA Praxis Mutual Funds

                               TABLE OF CONTENTS

                       Report of Independent Accountants
                                    Page 13

                      Statements of Assets and Liabilities
                                    Page 14

                            Statements of Operations
                                    Page 15

                      Statements of Changes in Net Assets
                                    Page 16

                       Schedules of Portfolio Investments
                                    Page 17

                         Notes to Financial Statements
                                    Page 25

                              Financial Highlights
                                    Page 32

To the Shareholders and Trustees
of the MMA Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities of the MMA Praxis Mutual Funds including the schedules of investments as of December 31, 1997, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the MMA Praxis Mutual Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers, or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising the MMA Praxis Mutual Funds as of December 31, 1997, and the results of their operations and the changes in their net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.

Columbus, Ohio
February 16, 1998

MMA PRAXIS MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                         INTERMEDIATE
                                            INCOME        GROWTH    INTERNATIONAL
                                             FUND          FUND         FUND
                                         ------------  ------------ -------------
ASSETS:
Investments, at value (Cost
 $32,110,081, 86,052,746 and
 16,459,144 respectively)..............  $33,006,284   $104,303,199  $16,288,727
Cash...................................           --             --    1,080,633
Foreign currency, at value (Cost $0, 0
and 68,890 respectively)...............           --             --       68,104
Interest and dividends receivable......      459,103        110,836       21,358
Receivable for capital shares issued...           --          4,500           --
Receivable from brokers for investments
sold...................................          315             --       33,540
Receivable for foreign currency
contracts..............................           --             --       69,287
Receivable from custodian..............           --             --       41,732
Tax reclaim receivable.................           --             --        5,295
Unamortized organization costs.........        6,490          6,568       17,489
Prepaid expenses and other assets......        4,565         14,695          767
                                         -----------   ------------  -----------
    Total Assets.......................   33,476,757    104,439,798   17,626,932
                                         -----------   ------------  -----------
LIABILITIES:
Payable to brokers for investments
purchased..............................           --             --      305,547
Payable for foreign currency contracts.           --             --        1,300
Cash overdraft.........................      101,922          7,201           --
Payable to affiliated parties..........           --             --       23,290
Accrued expenses and other payables:
  Investment advisory fees.............          380         56,696        7,148
  Administration fees..................          685          1,384          685
  Distribution fees....................        1,965          5,794        1,001
  Trustee fees.........................        1,433          4,415          638
  Fund accounting and transfer agent
   fees................................        6,164         12,310           --
  Custodian fees.......................        2,275          1,700       28,184
  Legal and audit fees.................        8,129         18,556       12,121
  Other................................       14,428         22,245        1,584
                                         -----------   ------------  -----------
    Total Liabilities..................      137,381        130,301      381,498
                                         -----------   ------------  -----------
NET ASSETS:
Capital................................   32,727,696     84,023,185   17,607,968
Undistributed (distributions in excess
of) net investment income..............         (568)         5,536      (63,556)
Accumulated undistributed net realized
 gains (losses)
 from investments and foreign currency
 transactions..........................     (283,955)     2,030,323     (196,211)
Net unrealized appreciation
 (depreciation) from investments
 and foreign currency transactions.....      896,203     18,250,453     (102,767)
                                         -----------   ------------  -----------
    Net Assets.........................  $33,339,376   $104,309,497  $17,245,434
                                         ===========   ============  ===========
Outstanding Units of Beneficial
Interest (Shares)......................    3,330,133      6,637,356    1,623,792
                                         ===========   ============  ===========
Net Asset Value--offering price per
share*.................................  $     10.01   $      15.72  $     10.62
                                         ===========   ============  ===========

-------
* Redemption price per share varies based on length of time shares are held.

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                         INTERMEDIATE
                                            INCOME      GROWTH     INTERNATIONAL
                                             FUND        FUND        FUND (A)
                                         ------------ -----------  -------------
INVESTMENT INCOME:
Interest income........................   $2,041,134  $   364,777    $      --
Dividend income........................           --    1,244,449      107,746
Foreign tax witholding.................           --           --      (10,464)
                                          ----------  -----------    ---------
  Total Income.........................    2,041,134    1,609,226       97,282
                                          ----------  -----------    ---------
EXPENSES:
Investment advisory fees...............      151,224      610,039       81,639
Administration fees....................       50,000       83,371       37,672
Distribution fees......................      302,449      825,950       90,710
Shareholder service fees...............       75,612      206,487       22,678
Custodian fees.........................        4,219        5,385       36,791
Accounting fees........................       40,081       32,485       40,122
Legal fees.............................       22,475       46,607        2,908
Audit fees.............................        4,991       18,473       12,020
Trustees' fees and expenses............        7,992       21,346        2,374
Transfer agent fees....................       78,833      247,882       28,172
Registration and filing fees...........       23,028       40,514       21,839
Printing costs.........................       21,037       43,796        7,022
Amortization of organization costs.....        7,121        6,570        3,102
Other expenses.........................        2,160        8,801        1,730
                                          ----------  -----------    ---------
  Total expenses before voluntary fee
   reductions..........................      791,222    2,197,706      388,779
  Expenses voluntarily reduced.........     (454,532)    (768,509)    (143,232)
  Expenses paid by third parties.......       (4,219)      (5,385)          --
  Expenses reimbursed..................           --           --      (64,012)
                                          ----------  -----------    ---------
  Net Expenses.........................      332,471    1,423,812      181,535
                                          ----------  -----------    ---------
Net Investment Income..................    1,708,663      185,414      (84,253)
                                          ----------  -----------    ---------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from
investment transactions................        9,746   11,233,412     (165,439)
Net realized gains from foreign
currency transactions..................           --           --       13,493
Net change in unrealized appreciation
 (depreciation)
 from investments......................      543,936    9,436,871     (170,417)
Net change in unrealized appreciation
 from foreign currency transactions....           --           --       67,649
                                          ----------  -----------    ---------
Net realized/unrealized gains (losses)
from investments.......................      553,682   20,670,283     (254,714)
                                          ----------  -----------    ---------
Change in net assets resulting from
operations.............................   $2,262,345  $20,855,697    $(338,967)
                                          ==========  ===========    =========

-------
(a) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                              INTERMEDIATE INCOME               GROWTH             INTERNATIONAL
                                     FUND                        FUND                  FUND
                           --------------------------  --------------------------  -------------
                               YEAR          YEAR          YEAR          YEAR      APRIL 1, 1997
                              ENDED         ENDED         ENDED         ENDED         THROUGH
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               1997          1996          1997          1996        1997 (A)
                           ------------  ------------  ------------  ------------  -------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
 (loss)..................  $ 1,708,663   $ 1,400,778   $    185,414  $   274,780    $   (84,253)
 Net realized gains
  (losses) from invest-
  ment
  transactions...........        9,746        21,386     11,233,412    2,178,561       (165,439)
 Net realized gains
  (losses) from foreign
  currency transactions..           --            --             --           --         13,493
 Net change in unrealized
  appreciation
  (depreciation) from in-
  vestments..............      543,936      (776,579)     9,436,871    4,711,729       (170,417)
 Net change in unrealized
  appreciation
  (depreciation) from
  foreign currency
  transactions...........           --            --             --           --         67,649
                           -----------   -----------   ------------  -----------    -----------
Change in net assets
resulting from
operations...............    2,262,345       645,585     20,855,697    7,165,070       (338,967)
                           -----------   -----------   ------------  -----------    -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
 income..................   (1,708,376)   (1,400,778)      (195,657)    (264,757)            --
 In excess of net
 investment income.......       (6,900)       (5,243)            --           --           (691)
 From net realized gains
  (losses) from
  investment transactions.          --            --    (10,157,638)  (1,413,536)            --
 In excess of net
  realized gains from
  investment
  transactions...........           --            --             --           --        (30,081)
 Tax return of capital...           --        (2,071)            --           --             --
                           -----------   -----------   ------------  -----------    -----------
Change in net assets from
 shareholder
 distributions...........   (1,715,276)   (1,408,092)   (10,353,295)  (1,678,293)       (30,772)
                           -----------   -----------   ------------  -----------    -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued..................    7,168,209     6,287,831     31,880,957   25,680,520     17,740,485
 Dividends reinvested....      713,683       399,174      9,613,901    2,481,464         24,278
 Cost of shares redeemed.   (2,657,593)   (1,826,138)    (6,594,492)  (5,647,554)      (149,590)
                           -----------   -----------   ------------  -----------    -----------
Change in net assets from
capital transactions.....    5,224,299     4,860,867     34,900,366   22,514,430     17,615,173
                           -----------   -----------   ------------  -----------    -----------
Change in net assets.....    5,771,368     4,098,360     45,402,768   28,001,207     17,245,434
NET ASSETS:
 Beginning of period.....   27,568,008    23,469,648     58,906,729   30,905,522             --
                           -----------   -----------   ------------  -----------    -----------
 End of period...........  $33,339,376   $27,568,008   $104,309,497  $58,906,729    $17,245,434
                           ===========   ===========   ============  ===========    ===========
SHARE TRANSACTIONS:
 Issued..................      727,038       638,171      2,086,508    2,024,654      1,635,650
 Reinvested..............       72,532        40,632        626,203      194,454          2,351
 Redeemed................     (270,306)     (186,152)      (415,821)    (438,149)       (14,210)
                           -----------   -----------   ------------  -----------    -----------
Change in shares.........      529,264       492,651      2,296,890    1,780,959      1,623,791
                           ===========   ===========   ============  ===========    ===========

-------
(a) Period from commencement of operations.

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 ASSET BACKED SECURITIES (2.2%)
   250,000 American Express Master Trust, Series 1994-3, Class A,
            7.85%, 8/15/05.......................................   $   271,272
   250,000 Circuit City Credit Card Master Trust, Series 1994-2,
            Class A, 8.00%, 11/15/03.............................       258,498
   187,500 Export Funding Trust, Series 1994-A, Class A, 7.89%,
            2/15/05..............................................       198,861
                                                                    -----------
  Total Asset Backed Securities (Cost $686,820)                         728,631
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (6.7%)
   250,000 Federal Home Loan Mortgage Corp., Series 32, Class D,
            7.50%, 10/25/04......................................       255,930
   550,000 Federal National Mortgage Assoc., Series 1997-M4,
            Class C, 7.30%, 8/17/18, ACES........................       586,437
   351,000 Federal National Mortgage Assoc., Series 1996-M6,
            Class G, 7.75%, 9/17/23, ACES........................       369,976
   495,702 Small Business Investment Companies, Series 1995-P10C,
            Class 1, 7.35%, 8/10/05..............................       514,911
   500,000 Vendee Mortgage Trust, Series 1993-2, Class I, 6.75%,
            3/15/06..............................................       503,005
                                                                    -----------
  Total Collateralized Mortgage Obligations  (Cost $2,121,806)        2,230,259
                                                                    -----------
 CORPORATE BONDS (57.8%)
 Banks (4.2%)
   500,000 Banc One Corp., 7.25%, 8/1/02.........................       516,875
   350,000 NationsBank Corp., 7.00%, 9/15/01.....................       358,313
   500,000 Swiss Bank Corp.-New York, 7.38%, 6/15/17.............       536,874
                                                                    -----------
                                                                      1,412,062
                                                                    -----------
 Brokerage Services (1.6%)
   500,000 Morgan Stanley, Dean, Witter, Discover & Co., 9.38%,
            6/15/01..............................................       547,500
                                                                    -----------
 Chemicals--General (1.5%)
   500,000 Witco Corp., 6.60%, 4/1/03............................       506,875
                                                                    -----------
 Commercial Services (0.8%)
   250,000 ServiceMaster Co., 6.95%, 8/15/07.....................       255,355
                                                                    -----------

 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Computers & Peripherals (1.5%)
   500,000 International Business Machines Corp., 7.00%,
            10/30/25.............................................   $   516,250
                                                                    -----------
 Financial Services (2.1%)
   250,000 Golden West Financial Corp., 10.25%, 12/1/00..........       276,875
   400,000 Protective Life Corp., 7.95%, 7/1/04..................       424,500
                                                                    -----------
                                                                        701,375
                                                                    -----------
 Food Distributors & Wholesalers (1.7%)
   250,000 Secured Finance, Inc.--Kroger, 9.05%, 12/15/04........       288,438
   260,000 SUPERVALU, Inc., 7.80%, 11/15/02......................       274,625
                                                                    -----------
                                                                        563,063
                                                                    -----------
 Food Products (3.1%)
   500,000 Dean Foods Co., 6.90%, 10/15/17.......................       508,750
   500,000 H.J. Heinz Co., 7.50%, 4/26/00........................       513,750
                                                                    -----------
                                                                      1,022,500
                                                                    -----------
 Forest Products--Lumber & Paper (3.8%)
   250,000 Westvaco Corp., 10.25%, 7/1/18, Callable 7/1/98 @
            105.13...............................................       264,063
 1,000,000 Weyerhaeuser Co., 6.95%, 8/1/17.......................     1,018,750
                                                                    -----------
                                                                      1,282,813
                                                                    -----------
 Governments (Foreign) (1.6%)
   500,000 Province of Quebec, Series NJ, 7.50%, 7/15/23.........       538,125
                                                                    -----------
 Heavy Machinery (0.8%)
   250,000 John Deere Capital Corp., 8.63%, 8/1/19, Callable
            8/1/04 @ 100.........................................       273,750
                                                                    -----------
 Insurance (3.3%)
   250,000 Allstate Corp., 6.75%, 6/15/03........................       251,875
   110,000 Chubb Corp., 8.75%, 11/15/99..........................       115,225
   250,000 Harleysville Group, Inc., 6.75%, 11/15/03.............       251,875
   500,000 W.R. Berkley Corp., 6.25%, 1/15/06....................       488,125
                                                                    -----------
                                                                      1,107,100
                                                                    -----------
 Metals--Fabrication (1.6%)
   500,000 Worthington Industries, Inc., 7.13%, 5/15/06..........       525,000
                                                                    -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1997

 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Office Equipment & Service (2.8%)
   500,000 Pitney Bowes Credit Corp., 9.25%, 6/15/08, Putable
            6/15/98 @ 100........................................   $   609,375
   300,000 Xerox Credit Corp., 10.00%, 4/1/99....................       313,500
                                                                    -----------
                                                                        922,875
                                                                    -----------
 Oil & Gas Exploration, Production & Services (1.6%)
   250,000 Burlington Resources, Inc., 9.63%, 6/15/00............       269,688
   250,000 Louisiana Land & Exploration Co., 8.25%, 6/15/02......       262,500
                                                                    -----------
                                                                        532,188
                                                                    -----------
 Oil & Gas Transmission (5.0%)
   250,000 El Paso Natural Gas Co., 9.45%, 9/1/99................       262,500
   250,000 Equitable Resources, Inc., 7.50%, 7/1/99..............       255,000
   100,000 Questar Pipeline Co., 9.88%, 6/1/20, Callable 6/1/00 @
            104.67...............................................       110,750
   500,000 Sonat, Inc., 6.88%, 6/1/05............................       513,750
   500,000 Tennessee Gas Pipeline Co., 7.50%, 4/1/17.............       535,624
                                                                    -----------
                                                                      1,677,624
                                                                    -----------
 Pharmaceuticals (0.9%)
   250,000 Eli Lilly & Co., 8.38%, 12/1/06.......................       285,625
                                                                    -----------
 Railroads (1.5%)
   250,000 Conrail, Inc., 9.75%, 6/1/00..........................       269,375
   250,000 Union Pacific Co., 6.00%, 9/1/03, Callable 9/1/00 @
            100..................................................       242,500
                                                                    -----------
                                                                        511,875
                                                                    -----------
 Retail (1.0%)
   300,000 Dayton Hudson Co., 8.50%, 12/1/22, Callable 12/1/02 @
            103.75...............................................       325,125
                                                                    -----------
 Retail--Department Stores (2.3%)
   500,000 J. C. Penney & Co., 7.25%, 4/1/02.....................       516,875
   250,000 Kohl's Corp., 6.70%, 2/1/06...........................       250,625
                                                                    -----------
                                                                        767,500
                                                                    -----------
 Textile Manufacturing (0.8%)
   250,000 VF Corp., 7.60%, 4/1/04, Callable 4/1/01 @ 100........       260,625
                                                                    -----------

 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Transportation Services (1.8%)
   250,000 GATX Corp., 8.63%, 12/1/04............................   $   278,125
   300,000 Union Tank Car Co., 7.13%, 2/1/07.....................       313,500
                                                                    -----------
                                                                        591,625
                                                                    -----------
 Utilities--Electric (5.4%)
   250,000 Alabama Power Co., 7.00%, 1/1/03, Callable 1/1/98 @
            101.64...............................................       254,063
   450,000 Allegheny Generating Co., 5.63%, 9/1/03...............       435,937
   250,000 Florida Power & Light Co., 6.88%, 4/1/04, Callable
            4/1/98 @ 102.37......................................       255,938
   300,000 Iowa Electric Light & Power Co., 8.63%, 5/15/01.......       322,124
   250,000 Potomac Electric Power Co., 5.00%, 9/1/02, Callable
            9/1/98 @ 94.371, Convertible to Common Shares........       241,563
   250,000 PP&L Resources, Inc., 7.75%, 5/1/02...................       263,124
                                                                    -----------
                                                                      1,772,749
                                                                    -----------
 Utilities--Electric & Gas (1.5%)
   250,000 Baltimore Gas & Electric Co., 8.38%, 8/15/01..........       267,188
   246,000 Public Service Electric & Gas Co., 6.00%, 7/1/98......       246,000
                                                                    -----------
                                                                        513,188
                                                                    -----------
 Utilities--Natural Gas (1.7%)
   500,000 Michigan Consolidated Gas Co., 8.25%, 5/1/14..........       580,625
                                                                    -----------
 Utilities--Telecommunications (3.9%)
   500,000 Ameritech Capital Funding Corp., 6.13%, 10/15/01......       500,000
   250,000 Northwestern Bell Telephone Co., 9.50%, 5/1/00........       267,500
   500,000 U.S. West Communications, Inc., 9.50%, 5/1/00.........       535,625
                                                                    -----------
                                                                      1,303,125
                                                                    -----------
  Total Corporate Bonds (Cost $18,670,864)                           19,296,517
                                                                    -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1997

 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MEDIUM TERM NOTES (6.3%)
 Financial Services (0.8%)
   250,000 Capital Holding Corp., Series B, 9.27%, 5/7/01........   $   272,500
                                                                    -----------
 Food Products (0.8%)
   250,000 International Multifoods Corp., Series A, 6.71%,
            10/5/00..............................................       250,938
                                                                    -----------
 Pharmaceuticals (0.8%)
   250,000 SmithKline Beecham Corp., Series A, 7.50%, 5/1/02,
            Callable 5/1/98
            @ 100, Guaranteed by SmithKline Beecham PLC..........       251,250
                                                                    -----------
 Retail (1.5%)
   500,000 ShopKo Stores, Inc., 8.50%, 3/15/02...................       531,249
                                                                    -----------
 Utilities--Electric (0.8%)
   250,000 Kentucky Power Co., 6.65%, 5/1/03, Callable 5/1/98 @
            101.9................................................       251,875
                                                                    -----------
 Utilities--Natural Gas (0.8%)
   250,000 UGI Utilities, Inc., Series B, 7.17%, 6/15/07.........       262,813
                                                                    -----------
 Utilities--Telecommunications (0.8%)
   250,000 Southern New England Telephone Co., 7.13%, 8/1/07.....       264,375
                                                                    -----------
  Total Medium Term Notes (Cost $2,018,803)                           2,085,000
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (26.0%)
 Federal Home Loan Mortgage Corp. (11.3%)
 1,193,000 6.00%, 1/30/98, Discount Note.........................     1,187,596
   169,198 6.50%, 12/1/99, Gold Pool #M80145.....................       169,696

 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp., continued:
   500,000 6.83%, 3/20/04, Callable 3/20/99 @ 100.................   $   502,810
   459,633 7.00%, 11/1/07, Gold Pool #E48054......................       466,334
   505,451 7.00%, 7/1/15, Gold Pool #D91111.......................       509,975
   473,563 6.50%, 11/1/15, Gold Pool #D91169......................       468,278
   477,358 7.00%, 4/1/16, Gold Pool #D91297.......................       481,625
                                                                     -----------
                                                                       3,786,314
                                                                     -----------
 Federal National Mortgage Assoc. (7.6%)
    40,000 5.96%, 1/14/98, Discount Note..........................        39,922
 1,000,000 6.58%, 10/2/01.........................................     1,020,759
   495,217 6.47%, 12/1/01, Pool #73821............................       495,831
   450,000 7.38%, 9/1/06, Pool #73682.............................       462,375
   495,469 7.45%, 10/1/11, Pool #73725............................       504,903
                                                                     -----------
                                                                       2,523,790
                                                                     -----------
 Government National Mortgage Assoc. (6.6%)
   379,824 6.50%, 11/15/10, Pool #417766..........................       385,313
   299,960 7.50%, 2/15/23, Pool #328498...........................       305,839
   490,832 7.00%, 3/15/26, Pool #398518...........................       494,803
 1,000,000 6.00%, 12/20/27, Pool #80143...........................     1,008,438
                                                                     -----------
                                                                       2,194,393
                                                                     -----------
 Small Business Administration (0.5%)
   160,991 6.25%, 9/25/18, Pool #502410...........................       161,380
                                                                     -----------
  Total U.S. Government Agencies
   (Cost $8,611,788)                                                   8,665,877
                                                                     -----------
  Total Investments
   (Cost $32,110,081)(a)--99.0%                                       33,006,284
                                                                     -----------
  Other assets in excess of liabilities 1.0%                             333,092
                                                                     -----------
  Total Net Assets--100.0%                                           $33,339,376
                                                                     ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.  $910,497
   Unrealized depreciation.   (14,294)
                             --------
             Net unrealized
   appreciation............  $896,203
                             ========

ACES--Automatic Common Exchange Securities

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
GROWTH FUND

                      SCHEDULE OF PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

 SHARES OR
 PRINCIPAL                        SECURITY
  AMOUNT                         DESCRIPTION                        MARKET VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS (93.2%)
 Automotive Parts (2.4%)
    87,000 Wabash National Corp..................................   $  2,474,063
                                                                    ------------
 Banks (8.9%)
    22,500 AmSouth Bancorporation................................      1,222,031
    34,000 First Chicago NBD Corp................................      2,838,999
    28,000 KeyCorp...............................................      1,982,750
    24,000 Norwest Corp..........................................        927,000
     7,000 Wells Fargo & Co......................................      2,376,063
                                                                    ------------
                                                                       9,346,843
                                                                    ------------
 Building Materials (1.7%)
    35,000 Masco Corp............................................      1,780,625
                                                                    ------------
 Chemicals--General (5.1%)
    33,000 Air Products & Chemicals, Inc.........................      2,714,250
    66,000 Sigma-Aldrich Corp....................................      2,623,500
                                                                    ------------
                                                                       5,337,750
                                                                    ------------
 Computers & Peripherals (1.5%)
    15,000 Cisco Systems, Inc. (b)...............................        836,250
     1,000 Hewlett-Packard Co....................................         62,500
    40,000 Read-Rite Corp. (b)...................................        630,000
                                                                    ------------
                                                                       1,528,750
                                                                    ------------
 Containers--Metal, Glass, Paper, Plastic (2.1%)
    62,000 Sonoco Products Co....................................      2,150,625
                                                                    ------------
 Electronic & Electrical--General (5.1%)
    39,000 Emerson Electric Co...................................      2,201,063
    65,000 Thomas & Betts Corp...................................      3,071,250
                                                                    ------------
                                                                       5,272,313
                                                                    ------------
 Environmental Control (2.5%)
    67,000 Ionics, Inc. (b)......................................      2,621,375
                                                                    ------------
 Financial Services (2.5%)
    45,000 Federal National Mortgage Assoc.......................      2,567,813
                                                                    ------------
 Food Distributors & Wholesalers (5.8%)
    70,000 Albertsons, Inc.......................................      3,316,249
    61,000 Sysco Corp............................................      2,779,313
                                                                    ------------
                                                                       6,095,562
                                                                    ------------
 Forest Products--Lumber & Paper (1.7%)
    56,000 Willamette Industries, Inc............................      1,802,500
                                                                    ------------

 SHARES OR
 PRINCIPAL                        SECURITY
  AMOUNT                         DESCRIPTION                        MARKET VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Heavy Machinery (2.9%)
    52,000 Deere & Co............................................   $  3,032,250
                                                                    ------------
 Insurance (2.4%)
    33,000 Chubb Corp............................................      2,495,625
                                                                    ------------
 Leisure--Recreation (1.0%)
    35,000 Callaway Golf Co......................................        999,688
                                                                    ------------
 Medical Supplies (5.8%)
    36,000 Biomet, Inc...........................................        922,500
    59,000 Boston Scientific Corp. (b)...........................      2,706,625
    79,000 St. Jude Medical, Inc. (b)............................      2,409,500
                                                                    ------------
                                                                       6,038,625
                                                                    ------------
 Newspapers (1.6%)
    27,000 Gannett Co., Inc......................................      1,668,938
                                                                    ------------
 Oil & Gas Exploration, Production & Services (8.4%)
    32,000 Amoco Corp............................................      2,724,000
    43,000 Anadarko Petroleum Corp...............................      2,609,563
   120,000 Williams Cos., Inc....................................      3,404,999
                                                                    ------------
                                                                       8,738,562
                                                                    ------------
 Oilfield Services & Equipment (4.5%)
    36,000 Petroleum Geo-Services, Sponsored ADR (b).............      2,331,000
    30,000 Schlumberger, Ltd.....................................      2,415,000
                                                                    ------------
                                                                       4,746,000
                                                                    ------------
 Pharmaceuticals (10.4%)
    90,000 ALZA Corp. (b)........................................      2,863,125
    48,000 Amgen, Inc. (b).......................................      2,598,000
     3,750 Crescendo Pharmaceuticals Corp. (b)...................         43,359
    44,000 Johnson & Johnson, Inc................................      2,898,499
    24,000 Merck & Co., Inc......................................      2,550,000
                                                                    ------------
                                                                      10,952,983
                                                                    ------------
 Precision Instruments & Related (1.2%)
    25,000 Dionex Corp. (b)......................................      1,256,250
                                                                    ------------
 Retail (3.6%)
    45,000 Lowe's Cos., Inc......................................      2,145,938
    30,000 May Department Stores Co..............................      1,580,625
                                                                    ------------
                                                                       3,726,563
                                                                    ------------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
GROWTH FUND

                SCHEDULE OF PORTFOLIO OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 1997

 SHARES OR
 PRINCIPAL                        SECURITY
  AMOUNT                         DESCRIPTION                        MARKET VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Retail--Specialty Stores (1.9%)
    85,000 Pep Boys--Manny, Moe & Jack...........................   $  2,029,375
                                                                    ------------
 Software & Computer Services (2.8%)
   100,000 First Data Corp.......................................      2,925,000
                                                                    ------------
 Utilities--Natural Gas (4.1%)
    18,100 El Paso Natural Gas...................................      1,203,650
    75,000 MCN Energy Group, Inc.................................      3,028,125
                                                                    ------------
                                                                       4,231,775
                                                                    ------------
 Utilities--Telecommunications (3.3%)
    47,000 SBC Communications, Inc...............................      3,442,750
                                                                    ------------
  Total Common Stocks (Cost $79,393,522)                              97,262,603
                                                                    ------------
 REAL ESTATE INVESTMENT TRUSTS (2.2%)
    40,000 AMB Property Corp.....................................      1,005,000
    52,200 Duke Realty Investments, Inc..........................      1,265,850
                                                                    ------------
  Total Real Estate Investment Trusts (Cost $1,889,823)                2,270,850
                                                                    ------------

 SHARES OR
 PRINCIPAL                        SECURITY
  AMOUNT                         DESCRIPTION                        MARKET VALUE
 --------- ------------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES (4.6%)
 Federal Home Loan Mortgage Corp. (4.1%)
 4,230,000 6.00%, 1/30/98, Discount Note.........................   $  4,210,838
                                                                    ------------
 Federal National Mortgage Assoc. (0.5%)
   560,000 5.96%, 1/14/98, Discount Note.........................        558,908
                                                                    ------------
  Total U.S. Government Agencies (Cost $4,769,401)                     4,769,746
                                                                    ------------
  Total Investments
   (Cost $86,052,746)(a)--100.0%                                     104,303,199
                                                                    ------------
  Other assets in excess of liabilities 0.0%                               6,298
                                                                    ------------
  Total Net Assets--100.0%                                          $104,309,497
                                                                    ============

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......... $21,313,895
   Unrealized depreciation.........  (3,063,442)
                                    -----------
   Net unrealized appreciation..... $18,250,453
                                    ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
INTERNATIONAL FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                   Continued

                                 SECURITY                              MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------ ----------------------------------------------------------   -----------
 COMMON STOCKS (94.5%):
 AUSTRALIA (2.5%)
 Banks (1.7%)
 43,332 Australia & New Zealand Banking Group.....................   $   286,290
                                                                     -----------
 Beverages (0.1%)
  2,773 Coca-Cola Amatil Ltd......................................        20,717
                                                                     -----------
 Metals & Mining (0.7%)
 33,540 WMC Ltd...................................................       116,916
                                                                     -----------
                                                                         423,923
                                                                     -----------
 CANADA (0.1%)
 Metals & Mining (0.1%)
  3,900 Echo Bay Mines Ltd. (b)...................................         9,506
                                                                     -----------
 FRANCE (15.3%)
 Automotive (3.2%)
 19,598 Renault SA (b)............................................       551,532
                                                                     -----------
 Automotive Parts (2.0%)
  5,174 Valeo SA..................................................       351,076
                                                                     -----------
 Chemicals--General (1.2%)
  4,793 Rhone-Poulenc, Class A....................................       214,798
                                                                     -----------
 Electronic & Electrical--General (3.3%)
 10,313 Schneider SA..............................................       560,233
                                                                     -----------
 Machinery & Engineering (0.5%)
  1,291 Sidel SA..................................................        85,625
                                                                     -----------
 Oil--Integrated Companies (1.9%)
  3,055 Total SA, Class B.........................................       332,625
                                                                     -----------
 Utilities--Water (3.2%)
  4,966 Suez Lyonnaise des Eaux...................................       549,773
                                                                     -----------
                                                                       2,645,662
                                                                     -----------
 GERMANY (5.5%)
 Automotive (1.0%)
    300 Volkswagen AG, 50.........................................       167,682
                                                                     -----------
 Chemicals--General (2.3%)
 11,915 Hoechst AG................................................       412,840
                                                                     -----------
 Machinery & Engineering (2.2%)
    746 Mannesmann AG.............................................       374,651
                                                                     -----------
                                                                         955,173
                                                                     -----------

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 HONG KONG (1.5%)
 Real Estate (1.5%)
  22,000 Hutchison Whampoa Ltd....................................   $   137,992
  33,000 New World Development Co. Ltd............................       114,142
                                                                     -----------
                                                                         252,134
                                                                     -----------
 ITALY (7.8%)
 Automotive (0.0%)
       1 Fiat SpA.................................................             3
                                                                     -----------
 Banks (2.0%)
 111,127 Credito Italiano SpA (b).................................       342,873
                                                                     -----------
 Radio & Television (1.7%)
  59,018 Mediaset SpA.............................................       290,083
                                                                     -----------
 Rubber & Rubber Products (1.3%)
  82,656 Pirelli SpA..............................................       221,133
                                                                     -----------
 Telecommunications (2.8%)
  77,509 Telecom Italia SpA.......................................       495,393
                                                                     -----------
                                                                       1,349,485
                                                                     -----------
 JAPAN (21.5%)
 Automotive (0.5%)
  33,000 Mazda Motor Corp. (b)....................................        78,680
                                                                     -----------
 Automotive Parts (1.3%)
  12,000 Denso Corp...............................................       216,888
                                                                     -----------
 Banks (2.6%)
  11,000 Mitsubishi Trust & Banking Corp..........................       110,828
  22,000 Sumitomo Bank Ltd........................................       252,113
  18,000 Sumitomo Trust & Banking Corp............................        93,862
                                                                     -----------
                                                                         456,803
                                                                     -----------
 Brokerage Services (1.0%)
  13,000 Nomura Securities Co. Ltd................................       173,972
                                                                     -----------
 Chemicals--General (0.2%)
   2,000 Shin-Etsu Chemical Co. Ltd...............................        38,301
                                                                     -----------
 Construction (0.1%)
   4,000 Daiwa House Industry Co. Ltd.............................        21,227
                                                                     -----------
 Electronic & Electrical--General (6.8%)
   3,000 Murata Manufacturing Co. Ltd.............................        75,680
  16,000 Pioneer Electronic Corp..................................       247,345
   2,000 Rohm Co. Ltd.............................................       204,582

MMA PRAXIS MUTUAL FUNDS
INTERNATIONAL FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1997
                                   Continued

                          SECURITY                       MARKET
 SHARES                  DESCRIPTION                      VALUE
 ------- --------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 JAPAN, CONTINUED:
 Electronic & Electrical--General, continued:
   7,000 Sony Corp...................................   $   624,515
                                                        -----------
                                                          1,152,122
                                                        -----------
 Food Distributors, Supermarkets & Wholesalers
 (0.9%)
   3,000 Ito-Yokado Co. Ltd..........................       153,437
                                                        -----------
 Office Equipment (1.6%)
  12,000 Canon, Inc..................................       280,570
                                                        -----------
 Real Estate (2.0%)
  16,000 Mitsui Fudosan Co. Ltd......................       155,052
  34,000 Sumitomo Realty &
          Development Co. Ltd........................       196,122
                                                        -----------
                                                            351,174
                                                        -----------
 Software & Computer Services (2.5%)
       8 NTT Data Corp...............................       432,545
                                                        -----------
 Utilities--Telecommunications (2.0%)
      40 Nippon Telegraph &
          Telephone Corp.............................       344,559
                                                        -----------
                                                          3,700,278
                                                        -----------
 MALAYSIA (0.4%)
 Diversified (0.4%)
 158,000 Renong Berhad (b)...........................        73,066
                                                        -----------
 MEXICO (1.3%)
 Utilities--Telecommunications (1.3%)
   4,130 Telefonos de Mexico SA,
          Sponsored ADR, Class L.....................       231,538
                                                        -----------
 NETHERLANDS (9.9%)
 Banks (1.4%)
   5,730 ING Groep N.V...............................       241,385
                                                        -----------
 Electronic & Electrical--General (1.0%)
   2,880 Philips Electronics
          N.V........................................       172,752
                                                        -----------
 Newspapers (3.1%)
  18,898 Verenigde Nederlandse
          Uitgeversbedrijven
          Vererigd Bezit.............................       533,224
                                                        -----------
 Oil--Integrated Companies (1.9%)
   5,976 Royal Dutch Petroleum
          Co.........................................       328,098
                                                        -----------

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 NETHERLANDS, CONTINUED:
 Utilities--Telecommunications (2.5%)
  10,211 Koninklijke PTT Nederland NV.............................   $   426,124
                                                                     -----------
                                                                       1,701,583
                                                                     -----------
 SPAIN (3.6%)
 Banks (1.6%)
   8,040 Banco Santander SA.......................................       268,500
                                                                     -----------
 Utilities--Telecommunications (2.0%)
  12,320 Telefonica de Espana SA..................................       351,618
                                                                     -----------
                                                                         620,118
                                                                     -----------
 SWEDEN (0.3%)
 Retail--Specialty Stores (0.3%)
   1,200 Hennes & Mauritz AB, Class B.............................        52,934
                                                                     -----------
 SWITZERLAND (9.4%)
 Chemical--Specialty (1.1%)
   1,568 Ciba Specialty Chemicals AG, REG ........................       187,057
                                                                     -----------
 Food Processing & Packaging (2.7%)
     305 Nestle SA, Registered....................................       457,745
                                                                     -----------
 Pharmaceuticals (5.6%)
     273 Novartis AG, REG.........................................       443,598
      54 Roche Holding AG-Genussshein.............................       537,019
                                                                     -----------
                                                                         980,617
                                                                     -----------
                                                                       1,625,419
                                                                     -----------
 UNITED KINGDOM (15.4%)
 Chemicals--General (4.7%)
  24,805 BOC Group PLC............................................       410,795
  24,442 Imperial Chemical Industries PLC.........................       382,463
                                                                     -----------
                                                                         793,258
                                                                     -----------
 Oil--Integrated Companies (2.0%)
  26,672 British Petroleum Co. PLC................................       351,089
                                                                     -----------
 Pharmaceuticals (2.9%)
  20,940 Glaxo Wellcome PLC.......................................       495,459
                                                                     -----------
 Retail (2.6%)
 154,239 ASDA Group PLC...........................................       453,641
                                                                     -----------

MMA PRAXIS MUTUAL FUNDS
INTERNATIONAL FUND

                SCHEDULE OF PORTFOLIO OF INVESTMENTS, CONTINUED
                               DECEMBER 31, 1997

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 UNITED KINGDOM, CONTINUED:
 Utilities--Telecommunications (3.2%)
  75,981   Vodafone Group PLC.....................................   $   554,461
                                                                     -----------
                                                                       2,647,908
                                                                     -----------
  Total Common Stocks (Cost $16,459,144)                              16,288,727
                                                                     -----------
  Total Investments (Cost $16,459,144)(a)--94.5%                      16,288,727
  Other assets in excess of liabilities 5.5%                             956,707
                                                                     -----------
  Total Net Assets--100.0%                                           $17,245,434
                                                                     ===========

-------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposed in excess of federal income tax reporting of approximately $91,294. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized
   appreciation........ $ 1,125,901
   Unrealized
   depreciation........  (1,387,612)
                        -----------
   Net unrealized
   depreciation........ $  (261,711)
                        ===========

(b) Represents non-income producing securities.

ADR American Depository Receipt
PLC Public Liability Co.
FOREIGN CURRENCY CONTRACTS

                                      CURRENT
                                       VALUE
                           CONTRACT   IN U.S.   APPRECIATION/
                             PRICE    DOLLARS   DEPRECIATION    DELIVERY DATE
                           --------- ---------- ------------- -----------------
Currency Sold:
 British Pound............ $  0.6029 $   39,573   $   (317)   January 7, 1998
 British Pound............    0.6066     24,545        (46)   January 8, 1998
 Netherlands Guilder......    1.9992      2,646        (36)   January 2, 1998
 Netherlands Guilder......    2.0135      4,966        (34)   January 5, 1998
 Netherlands Guilder......    2.0150      4,472        (27)   January 6, 1998
 Swiss Franc..............    1.4525    202,422       (840)   January 6, 1998
                                                  --------
Net payable for foreign
currency contracts sold...                        $ (1,300)
                                                  ========
Currency Purchased:
 German Mark..............    1.7620    834,279     13,613    March 18, 1998
 Japanese Yen.............  125.6000    796,178     25,179    February 25, 1998
 Japanese
  Yen....                   125.8140  1,017,375     30,495    February 25, 1998
                                                  --------
Net receivable for
 foreign currency
 contracts purchased...                            $69,287
                                                  ========

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

1. ORGANIZATION:

 The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of the Intermediate Income Fund, the Growth Fund, and the International Fund (individually a "Fund", collectively "the Funds"). The Intermediate Income Fund and the Growth Fund commenced operations January 4, 1994 and the International Fund commenced operations April 1, 1997. Between the date of organization and the date of commencement of operations the Funds had no operations other than those relating to organizational matters, including the issuance on December 28, 1993 of 5,000 shares of the Intermediate Income Fund and 5,000 shares of the Growth Fund at $10.00 per share, also the issuance on April 1, 1997 of 5,000 shares of the International Fund at $10.00 per share to the Mennonite Mutual Aid Association.

 The investment objective of the Intermediate Income Fund is to seek current income. Under normal market conditions, the Fund will invest substantially all, but in no event less than 65% of its total assets in fixed income securities. The investment objective of the Growth Fund is to seek capital appreciation. The Fund invests primarily in undervalued securities of medium to large capitalization companies. The investment objective of the International Fund is capital appreciation. Current income is a secondary objective. This Fund will invest at least 65% of the value of its total assets in equity securities of foreign companies.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments in common and preferred stocks, corporate bonds, commercial paper, municipal bonds, U.S. Government securities and securities of U.S. Government agencies of the Funds are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1997

  SECURITIES TRANSACTIONS AND RELATED INCOME:

  Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  FOREIGN CURRENCY TRANSLATION:

  The market value of investment securities, other assets and liabilities of the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

  The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

  FORWARD FOREIGN CURRENCY CONTRACTS:

  The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1997

  REPURCHASE AGREEMENTS:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which the adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Company's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

  OPTIONS TRANSACTIONS:

  When a Fund writes a covered call or put option, an amount equal to the premium received is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received.

  When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The options techniques utilized are to hedge against fluctuations in the value of securities which the Funds hold or intend to purchase. As of December 31, 1997, the Funds had no options outstanding.

  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund and declared and paid quarterly for the Growth Fund. Dividends from net investment income are declared and paid twice a year for the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

  Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of mortgage-backed securities, expiring capital loss carry-forwards and deferrals of certain losses.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1997

  FEDERAL INCOME TAXES:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

  ORGANIZATION COSTS:

  Costs incurred by the Company in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Company in the same proportion as the number of said shares of the Fund being redeemed bears to the number of initial shares of that Fund that are outstanding at time of redemption.

  OTHER:

  Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the year ended December 31, 1997, custodian fees and expenses paid by third parties were increased by $4,219 and $5,385 for the Intermediate Income Fund and the Growth Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 were as follows:

                                                          PURCHASES     SALES
                                                         ----------- -----------
  Intermediate Income Fund.............................. $20,476,662 $17,313,785
  Growth Fund........................................... $69,245,486 $41,084,830
  International Fund (a)................................ $22,105,960  $5,481,365

 -------
 (a) For the period from April 1, 1997 (commencement of operations) through December 31, 1997.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1997

4. RELATED PARTY TRANSACTIONS:

 Menno Insurance Service, Inc. doing business as MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds. Oechsle International Advisors, L.P., Boston, Massachusetts serves as the sub-adviser to the International Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

 BISYS serves the Company as administrator. Under the terms of the administration agreement, BISYS receives fees that are computed daily at an annual rate of fifteen one-hundredths of one percent (.15%) of a Fund's average net assets, with an annual minimum of $50,000 until a Fund's net assets reach $50 million. Upon reaching $50 million the fee will be calculated at an annual rate of ten one-hundredths of one percent (.10%) of the funds daily net assets.

 BISYS also serves as Fund distributor. BISYS receives fees for providing distribution services under the Distribution Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Fund pays BISYS a fee not to exceed, on an annual basis, 1.00% of the average daily net asset value of each Fund for payments made to banks, broker/dealers and other institutions, including affiliates of the Adviser, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. Under the Plan, BISYS pays 95% of these fees to the Adviser. For the year ended December 31, 1997, the Distributor received approximately $937,958 from commissions earned on sales of shares of the Funds, a portion of which the Distributor reallowed to dealers of the Funds' shares.

 Pursuant to a Shareholder Servicing Agreement, BISYS provides administrative services to shareholders for which it receives a fee based on a percentage of the average daily net assets of each Fund.

 BISYS Ohio serves each Fund as transfer agent and fund accountant. For transfer agent services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with specified minimum per fund. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Ohio is reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services.

 Certain officers of the Company are affiliated with BISYS and/or MMA Capital Management, Inc. Such officers are not paid any fees directly by the Funds for serving as officers of the Company.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1997

 Certain redemptions of shares made within 5 years of purchase are subject to contingent deferred sales charges ("CDSCs"). The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption. The sales charge will not be imposed on increases above the NAV at the time of purchase or shares purchased through the reinvestment of dividends from net investment income or capital gains. For the year ended December 31, 1997, neither the Adviser nor BISYS have received any money from commissions earned on sales of shares of the Funds.

      YEAR OF REDEMPTION   CDSC
      ------------------   -----
      First                4.00%
      Second               4.00%
      Third                3.00%
      Fourth               2.00%
      Fifth                1.00%
      Sixth and up         0.00%

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions are as follows for the year ended December 31, 1997:

                                           INTERMEDIATE
                                              INCOME     GROWTH   INTERNATIONAL
                                               FUND       FUND        FUND
                                           ------------ --------  -------------
 INVESTMENT ADVISORY FEES:
 Annual fee before voluntary fee
  reductions
  (percentage of average net assets)......       0.50%      0.74%       0.90%
 Voluntary fee reductions.................   $ 97,536         --     $36,203*
 ADMINISTRATION FEES:
 Annual fee (percentage of average net       0.15% or      0.10%    0.15% or
  assets).................................    $50,000                $50,000
                                              Minimum                Minimum
 Voluntary fee reduction..................         --         --          --
 12B-1 FEES:
 Annual fee before voluntary fee
  reductions
  (percentage of average net assets)......       1.00%      1.00%       1.00%
 Voluntary fee reductions.................   $287,430   $578,532     $86,168*
 SHAREHOLDER SERVICE FEES:
 Annual fee before voluntary fee
  reductions
  (percentage of average net assets)......       0.25%      0.25%       0.25%
 Voluntary fee reductions.................   $ 69,566   $189,977     $20,861*
 EXPENSES REIMBURSED BY INVESTMENT
  ADVISER:................................         --         --     $64,012*
 FUND ACCOUNTING AND TRANSFER AGENT FEES:.   $118,914   $280,367     $68,294*

 -------
 * For the period from April 1, 1997 (commencement of operations) through December 31, 1997.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                               DECEMBER 31, 1997

5. FEDERAL INCOME TAX INFORMATION (UNAUDITED):

 For the taxable year ended December 31, 1997, the following percentage on income dividends paid by the following fund qualifies for the dividends received deduction available to corporations:

                                                                     QUALIFIED
                                                                     DIVIDEND
                                                                      INCOME
                                                                   -------------
  Growth Fund.....................................................    28.17%

 During the year ended December 31, 1997, the following Fund paid mid-term and long-term capital gain distributions in the following amounts:

                                              MID-TERM  LONG-TERM      TOTAL
                                                28%        20%     DISTRIBUTIONS
                                             ---------- ---------- -------------
  Growth Fund............................... $3,198,134 $3,828,271  $7,026,405

 As of December 31, 1997, for Federal income tax purposes, the following fund has a capital loss carryforward available to offset future capital gains, if any:

                                                                 AMOUNT  EXPIRES
                                                                -------- -------
  Intermediate Income Fund..................................... $283,954  2003

 Capital losses incurred after October 31 within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 1998:

  International Fund................................................... $191,576

MMA PRAXIS MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                       INTERMEDIATE INCOME FUND
                          -----------------------------------------------------
                              YEAR          YEAR          YEAR      JANUARY 4,
                             ENDED         ENDED         ENDED       1994 TO
                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                              1997          1996          1995       1994 (A)
                          ------------  ------------  ------------ ------------
NET ASSET VALUE,
BEGINNING OF PERIOD......   $  9.84       $ 10.17       $  9.14      $ 10.00
                            -------       -------       -------      -------
Investment Activities
 Net investment income...      0.55          0.54          0.53         0.45
 Net realized and
  unrealized gains
  (losses) from
  investments............      0.17         (0.33)         1.03        (0.86)
                            -------       -------       -------      -------
Total from Investment
Activities...............      0.72          0.21          1.56        (0.41)
                            -------       -------       -------      -------
Distributions
 Net investment income...     (0.55)        (0.54)        (0.53)       (0.45)
 Net realized gains......        --            --            --           --
                            -------       -------       -------      -------
Total Distributions......     (0.55)        (0.54)        (0.53)       (0.45)
                            -------       -------       -------      -------
NET ASSET VALUE, END OF
PERIOD...................   $ 10.01       $  9.84       $ 10.17      $  9.14
                            =======       =======       =======      =======
Total Return (excludes
redemption charge).......      7.60%         2.22%        17.47%       (4.09)%(b)
RATIOS/SUPPLEMENTARY
DATA:
 Net Assets at end of
 period (000)............   $33,339       $27,568       $23,470      $17,849
 Ratio of expenses to
 average net assets......      1.10%         1.10%         1.10%        1.10%(c)
 Ratio of net investment
 income to average net
 assets..................      5.65%         5.50%         5.49%        4.96%(c)
 Ratio of expenses to
 average net assets*.....      2.62%**       2.52%**       2.64%        2.83%(c)
 Ratio of net investment
  income (loss)
  to average net assets*.      4.15%         4.15%         3.95%        3.23%(c)
 Portfolio Turnover......     60.05%        30.25%        31.57%        4.95%

-------
 * During the period certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** During the years ended December 31, 1996 and 1997, the Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated.

(a)Period from commencement of operations.

(b)Not annualized.

(c)Annualized.

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                             GROWTH FUND
                         -----------------------------------------------------
                             YEAR          YEAR          YEAR      JANUARY 4,
                            ENDED         ENDED         ENDED       1994 TO
                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                             1997          1996          1995       1994 (A)
                         ------------  ------------  ------------ ------------
NET ASSET VALUE,
BEGINNING OF PERIOD.....   $  13.57      $ 12.07       $  9.74      $ 10.00
                           --------      -------       -------      -------
Investment Activities
 Net investment income..       0.04         0.07          0.10         0.09
 Net realized and
  unrealized gains
  (losses) from
  investments...........       3.86         1.85          3.12        (0.07)
                           --------      -------       -------      -------
Total from Investment
Activities..............       3.90         1.92          3.22         0.02
                           --------      -------       -------      -------
Distributions
 Net investment income..      (0.04)       (0.07)        (0.10)       (0.09)
 Net realized gains.....      (1.71)       (0.35)        (0.79)       (0.19)
                           --------      -------       -------      -------
Total Distributions.....      (1.75)       (0.42)        (0.89)       (0.28)
                           --------      -------       -------      -------
NET ASSET VALUE, END OF
PERIOD..................   $  15.72      $ 13.57       $ 12.07      $  9.74
                           ========      =======       =======      =======
Total Return (excludes
redemption charge)......      29.15%       15.87%        33.32%        0.27%(b)
RATIOS/SUPPLEMENTARY
DATA:
 Net Assets at end of
 period (000)...........   $104,309      $58,907       $30,906      $18,009
 Ratio of expenses to
 average net assets.....       1.72%        1.74%         1.75%        1.75%(c)
 Ratio of net investment
 income to average net
 assets.................       0.22%        0.61%         0.90%        1.02%(c)
 Ratio of expenses to
 average net assets*....       2.66%**      2.55%**       2.81%        3.25%(c)
 Ratio of net investment
  income (loss)
  to average net
  assets*...............      (0.71%)      (0.17%)       (0.16)%      (0.48)%(c)
 Portfolio Turnover.....      53.26%       33.98%        48.91%       35.22%
 Average commission rate
 paid (d)...............    $0.1009       0.1038

-------
 * During the period certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** During the years ended December 31, 1996 and 1997, the Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated.

(a)Period from commencement of operations.

(b)Not annualized.

(c)Annualized.

(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Not required for prior periods.

                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                                             INTERNATIONAL FUND
                                                             ------------------
                                                               APRIL 1, 1997
                                                                  THROUGH
                                                                DECEMBER 31,
                                                                  1997 (A)
                                                             ------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.00
                                                                  -------
Investment Activities
 Net investment income (loss)...............................        (0.05)
 Net realized and unrealized gains (losses) from
 investments................................................         0.69
                                                                  -------
Total from Investment Activities............................         0.64
                                                                  -------
Distributions
 In excess of net realized gains............................        (0.02)
                                                                  -------
Total Distributions.........................................        (0.02)
                                                                  -------
NET ASSET VALUE, END OF PERIOD..............................      $ 10.62
                                                                  =======
Total Return (excludes redemption charge)...................         6.40%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)..........................      $17,245
 Ratio of expenses to average net assets....................         2.00%(c)
 Ratio of net investment income (loss) to average net
 assets.....................................................        (0.93%)(c)
 Ratio of expenses to average net assets*...................         4.29%(c)
 Ratio of net investment income (loss) to average net
 assets*....................................................        (3.21%)(c)
 Portfolio Turnover.........................................        51.46%
 Average commission rate paid (d)...........................      $0.0280

-------
 * During the period certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       See notes to financial statements.

                                          Annual Report

 INVESTMENT ADVISER                       FOR THE YEAR ENDED DECEMBER 31, 1997
     MMA Capital
     Management
 Post Office Box 483
   Goshen, Indiana
        46527

                                          MMA Praxis Mutual Funds


                                          INTERMEDIATE INCOME FUND
   INVESTMENT SUB-                        GROWTH FUND
       ADVISER                            INTERNATIONAL FUND
 (INTERNATIONAL FUND                      LOGO
        ONLY)                             FOR MMA PRAXIS APPEARS HERE
Oechsle International
    Advisers, L.P.

                                          This report is for the
  One International                       information of shareholders
        Place                             of MMA Praxis Mutual Funds,
       Boston,                            but it may also be used as
 Massachusetts 02110                      sales literature when
                                          preceded or accompanied by
                                          the current prospectus,
                                          which gives details about
                                          charges, expenses,
                                          investment objectives, and
                                          operating policies of the
                                          Funds. Read the prospectus
                                          carefully before investing
                                          or sending money.

  ADMINISTRATOR AND
     DISTRIBUTOR
 BISYS Fund Services
  3435 Stelzer Road
Columbus, Ohio 43219

    LEGAL COUNSEL
   Dechert Price &
       Rhoads
  1500 K Street, NW
Washington, DC 20005

      AUDITORS
  Coopers & Lybrand
       L.L.P.
   100 East Broad
       Street
Columbus, Ohio 43215

   TRANSFER AGENT
 BISYS Fund Services
     Ohio, Inc.
  3435 Stelzer Road
Columbus, Ohio 43219


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FOR RECYCLED PAPER APPEARS HERE

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FOR SOY INK APPEARS HERE